UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 3, 2014

Orchid Island Capital, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-35236	27-3269228
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 3296

(Address of principal executive offices) (Zip code)

(772) 231-1400

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 3, 2014, Orchid Island Capital, Inc. (the “Company”) announced that it has received approval to list its common stock, par value $0.01 per share (the “Common Stock”), on the New York Stock Exchange (“NYSE”). The Company provided written notice today to the NYSE MKT of its intention to list its Common Stock on the NYSE and to simultaneously delist such securities from the NYSE MKT. The Company anticipates that its Common Stock will begin trading on the NYSE at the commencement of trading on October 8, 2014 under the symbol “ORC”. Until the close of trading on October 7, 2014, the Company’s Common Stock will continue to trade on the NYSE MKT under the symbol “ORC”. The Company’s Board of Directors has approved the transfer to the NYSE. A copy of the press release announcing transfer to the NYSE is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated October 3, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHID ISLAND CAPITAL, INC.

Date: October 3, 2014	By:	/s/ Robert E. Cauley
	Name:	Robert E. Cauley
	Title:	Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated October 3, 2014